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                                                                       EXHIBIT 1


Number                                                              Common Stock
AM                                                                        Shares
         Par Value $0.01


                       [LOGO OF AMERICAN MEDSERVE CORPORATION]

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP 027448 10 9

This Certifies that

is the registered holder of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF



American Medserve Corporation (hereinafter referred to as the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented are issued and shall be subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Company and all amendments thereto and restatements thereof (copies of which are on file with the Transfer Agent). This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Charles R. Wallace             /s/ Timothy L. Burfield
    ----------------------             -----------------------
    Charles R. Wallace                 Timothy L. Burfield
    Vice President and                 President
    Secretary


             COUNTERSIGNED AND REGISTERED:
                                          -----------------------------------
                                          LASALLE NATIONAL BANK
                                          TRANSFER AGENT and REGISTRAR

                           By
                             ------------------------------------------------
                                               AUTHORIZED SIGNATURE

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    The Company will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Company.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    UNIF GIFT MIN ACT                 CUSTODIAN
                      ------                    --------
                      (Cust)                     (Minor)
                                       Under Uniform Gifts to Minors
                                            Act -
                                                 -------------------------
                                                           (State)

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of survivorship and not as tenants in common

    Additional abbreviations may also be used though not in the above list.

    For Value Received,             hereby sell, assign and transfer unto
                        -----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------                       ------------------------------------
                                  NOTICE    THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                        MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                        MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.